UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

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Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32365	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01	Completion of Acquisition or Disposition of Assets.

Northgate Mall Acquisition

On July 12, 2005, Feldman Mall Properties, Inc. (the “Company”) announced the completion of the acquisition of (i) 100% of the membership interests in the owner of real property and improvements constituting the Northgate Mall (the “Mall”) in Colerain Township, a northwest suburb of Cincinnati, Ohio, and (ii) a parcel of land adjacent to the Mall (the “Parcel,” and together with the Mall, the “Property”). The Mall was acquired pursuant to an Amended and Restated Membership Interest Purchase Agreement, dated as of May 13, 2005, by and between Hocker Northgate Holdings I, Inc., Hocker Northgate Group, LLC, David E. Hocker and FMP Northgate LLC, a wholly owned subsidiary of Feldman Equities Operating Partnership, LP, the operating partnership subsidiary of the Company. The Parcel was acquired pursuant to a Real Estate Purchase and Sale Agreement, dated as of April 27, 2005, by and between Northgate Investments, LLC and FMP Northgate Outparcel LLC, a wholly owned subsidiary of Feldman Equities Operating Partnership, LP, the operating partnership subsidiary of the Company. The purchase price of approximately $110.0 million includes the assumption of the existing mortgage loan of approximately $79.6 million plus cash in the amount of approximately $30.4 million. Financing for the Property was funded with proceeds from a six-month first mortgage loan financing collateralized by one of the Company’s other properties, Colonie Center, a 1.2 million square foot mall located in Albany, New York.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited financial statements for the Property will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.
Pro forma financial information for the Property will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(c)	Exhibits.
Exhibit 99.1	Press Release Announcing Acquisition of the Northgate Mall, dated July 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

By: /s/ Thomas Wirth
Name: Thomas Wirth
Title: Chairman and Chief Executive Officer

Date: July 18, 2005

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited financial statements for the Property will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.
Pro forma financial information for the Property will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this Form 8-K is required to be filed.

(c)	Exhibits.
Exhibit 99.1	Press Release Announcing Acquisition of the Northgate Mall, dated July 12, 2005.